EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
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MATERIAL CONTRACTS

The following document of Navistar International Corporation and its principal subsidiary, Navistar, Inc., is incorporated herein by reference:

10.86
Amendment No. 1 to the Credit Agreement, dated February 7, 2017, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. Filed as Exhibit 10.1 to Form 8-K dated February 8, 2017 and filed on February 8, 2017. Commission File No. 001-09618.

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